UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Forest Oil Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

Exhibit 99.1

NEWS

FOREST OIL CORPORATION

707 17th STREET, SUITE 3600

DENVER, COLORADO 80202

FOR IMMEDIATE RELEASE

FOREST OIL ANNOUNCES AGREEMENT TO SELL ARKOMA BASIN

NATURAL GAS PROPERTIES

DENVER, COLORADO – November 17, 2014 - Forest Oil Corporation (NYSE:FST) (Forest or the Company) today announced that it has entered into a definitive agreement to sell its natural gas properties located in the Arkoma Basin for after-tax cash proceeds of approximately $185 million. The transaction is expected to close on or before December 15, 2014, with an economic effective date of October 1, 2014, and is subject to customary closing conditions and post-closing purchase price adjustments. The properties produced 22 MMcfe/d (100% natural gas) during the third quarter of 2014, had estimated proved reserves of 159 Bcfe (100% natural gas) as of December 31, 2013, and generated approximately $23 million of lease-level income during the past twelve months ended September 30, 2014 (when NYMEX Henry Hub pricing averaged $4.27 per Mcf).

The aforementioned Arkoma Basin transaction is not related to Forest’s pending business combination with Sabine Oil & Gas LLC (“Sabine”), and Sabine has given its consent to the sale of Forest’s Arkoma Basin assets. As previously announced, Forest has scheduled the special meeting of shareholders for November 20, 2014, to consider and vote on the proposed combination with Sabine. Forest shareholders of record at the close of business on October 3, 2014, the record date, are entitled to vote at the Forest special meeting. A definitive proxy statement was sent to Forest shareholders on or around October 20, 2014. Closing of the transaction is also subject to other closing conditions. If approved, Forest anticipates the transaction to close in 2014.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

In connection with the proposed transactions, Forest Oil Corporation has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”), and each of Sabine Oil & Gas LLC and Forest Oil Corporation also plan to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the definitive proxy statement and other relevant documents filed by Sabine Oil & Gas LLC and

Forest Oil Corporation with the SEC at the SEC’s website at www.sec.gov. You may also obtain Forest’s documents by contacting Forest Oil Corporation’s Investor Relations department at www.forestoil.com or by email at IR@forestoil.com.

PARTICIPANTS IN THE SOLICITATION

Forest Oil Corporation, Sabine Oil & Gas LLC and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information about Forest Oil Corporation’s directors is available in Forest Oil Corporation’s proxy statement filed with the SEC on March 26, 2014, for its 2014 annual meeting of shareholders, and information about Forest Oil Corporation’s executive officers is available in Forest Oil Corporation’s Annual Report on Form 10-K for 2013 filed with the SEC on February 26, 2014. Information about Sabine Oil & Gas LLC’s directors and executive officers is available in the definitive proxy statement filed by Forest Oil Corporation. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement and other relevant materials filed with the SEC regarding the proposed transactions. Investors should read the definitive proxy statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from Forest Oil Corporation using the sources indicated above.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements concerning the proposed transactions, its financial and business impact, management’s beliefs and objectives with respect thereto, and management’s current expectations for future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of Forest Oil Corporation or Sabine Oil & Gas LLC. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to the ability of the parties to satisfy the conditions precedent and consummate the proposed transactions, the timing of consummation of the proposed transactions, the ability of the parties to secure regulatory approvals in a timely manner or on the terms desired or anticipated, the ability of Forest Oil Corporation to integrate the acquired operations, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings, and the ability to realize opportunities for growth. Other important economic, political, regulatory, legal, technological, competitive and other uncertainties are identified in the documents filed with the SEC by Forest Oil Corporation from time to time, including Forest Oil Corporation’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, including amendments to the foregoing. For additional information on the risks and uncertainties that could impact Sabine Oil & Gas LLC’s business and operations, as well as risks related to the transactions, please see the definitive proxy statement filed by Forest Oil Corporation. The forward-looking statements included in this document are made only as of the date hereof. Neither Forest Oil Corporation nor Sabine Oil & Gas LLC undertakes any obligation to update the forward-looking statements included in this document to reflect subsequent events or circumstances.

*****

Forest Oil Corporation is engaged in the acquisition, production, exploration, and development of natural gas and liquids in the United States. Forest’s principal reserves and producing properties are located in East Texas, the Eagle Ford in South Texas, Arkansas, and Louisiana. Forest’s common stock trades on the New York Stock Exchange under the symbol FST. For more information about Forest Oil, please visit its website at http://www.forestoil.com.

CONTACT

FOR INVESTORS

Forest Oil Corporation

Larry C. Busnardo

VP – Investor Relations

303-812-1441

November 17, 2014